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INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 333-67925 of BWAY Corporation on Form S-8 of our report dated November 10, 2000, appearing in this Annual Report on Form 10-K of BWAY Corporation for the year ended October 1, 2000.

DELOITTE & TOUCHE LLP



Atlanta, Georgia

December 20, 2000